UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2021

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FARMHOUSE, INC.

(Exact name of Registrant as specified in its charter)

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Nevada	333-238326	46-3321759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1355 Market Street, Suite 488, San Francisco, CA	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 420-6856

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Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to §13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kevin Asher tendered his resignation as Chief Financial Officer of the registrant effective as of January 1, 2021. Mr. Asher’s resignation indicated no outstanding issues with the Corporation or disagreements with any matters of corporate and/or accounting practices or disclosures.

On February 8, 2021, the board of directors elected Lanny R. Lang, 62, to the position of Chief Financial Officer of the registrant pursuant to a management contract with Lang Financial Services, Inc. (“LFSI”). Mr. Lang has over 30 years of CFO-related restructuring, financial consulting, reverse merger, capital structuring, financial process and SEC financial reporting experience. Mr. Lang has been the principal of LFSI since 1993, a private management and accounting consulting firm. Since February 2019, Mr. Lang is the named CFO and Secretary of House of Jane Inc., a public company (OTC: HOJI). From July 2016 to June 2018, Mr. Lang was the named CFO of ORhub, Inc., a public company (OTC: ORHB). From 1995 to July 2017, Mr. Lang was the CFO, Secretary and a director of Aztoré Capital Corp. and prior to that, of Aztoré Holdings, Inc. Mr. Lang started his career with Price Waterhouse (now PWC) in Minneapolis, Minnesota and obtained a BA Degree in Accounting from the University of Northern Iowa.

Under the terms of the management contract with LFSI, Mr. Lang’s compensation is $3,000 per month. In addition, LFSI was issued 30,000 shares of restricted common stock of the registrant, valued at $.51 per share, the closing price of the registrant’s common stock on the OTC Pink market. There are no arrangements or understanding between any of the officers and any other person pursuant to which any officer was elected to the position described above. There are no family relationships between any of the officers and any of the registrant’s directors or executive officers, and the registrant has not entered into any transactions with any of the officers requiring disclosure under Item 404(a) of Regulation S-K,

A press release announcing the foregoing is attached to this report as Exhibit 99.1.

Item 9.01.Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.Description of Document

99.1Press Release issued by Farmhouse, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:/s/ Evan Horowitz

EVAN HOROWITZ

Chief Executive Officer, Director

March 30, 2021